SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 1998


                                 ICON CMT CORP.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                   0-23477              13-3603128
    (State or Other Jurisdiction       (Commission          (IRS Employer
          of Incorporation)             File No.)        Identification No.)



               1200 Harbor Boulevard, Weehawken New Jersey 07087
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              (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (201) 601-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On September 13, 1998, the registrant and Qwest Communications International Inc., a Delaware corporation ("Qwest"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") among the registrant, Qwest and a wholly-owned subsidiary of Qwest, providing for a merger that will result in the registrant becoming a subsidiary of Qwest. A copy of the press release dated September 14, 1998 of the Registrant announcing the merger and the Merger Agreement is attached as Exhibit 99.1 to this current report on Form 8-K.

         The Merger Agreement provides for the acquisition of the registrant by Qwest by the merger of a wholly-owned subsidiary of Qwest into the registrant. The acquisition will be accounted for by Qwest as a purchase. The actual number of shares of Qwest's common stock to be exchanged for each share of the registrant's common stock, par value $.001 per share ("Common Stock"), will be determined by dividing $12 by 15-day volume weighted average of trading prices for Qwest's common stock before the registrant's stockholders meeting that will be called to approve the transaction, but will not be less than .3200 shares (if Qwest's average stock price exceeds $37.50) or more than .444 shares (if Qwest's average stock price is less than $27.00).

         The Board of Directors of the registrant unanimously approved the Merger Agreement and related transactions. The obligations of the parties under the Merger Agreement are subject to the satisfaction of certain conditions, including, without limitation, the approval of the registrant's stockholders. The registrant and its directors, officers and other representatives are, subject to certain exceptions, prohibited from soliciting, initiating or encouraging proposals for alternative business combination transactions, providing information to or conducting negotiations or discussions with other persons regarding alternative business combination transactions, withdrawing the registrant's Board of Directors' approval of the Merger Agreement, recommending that the registrant's stockholders approve an alternative business combination transaction or terminating the Merger Agreement to accept an alternative business combination transaction. Fees and other amounts are payable by the registrant to Qwest in connection with the termination of the Merger Agreement in certain circumstances, and additional amounts may be payable by the registrant to Qwest if an alternative business combination transaction involving the registrant is consummated within one year following the termination of the Merger Agreement.

         Pursuant to the Merger Agreement, Qwest and each of Scott A. Baxter, President, Chief Executive Officer and Chairman of the Board of Directors of the registrant, Richard M. Brown, Vice President -- Information Technologies and a Director of the registrant, and Scott Harmolin, Senior Vice President, Chief Technology Officer and a Director of the registrant, entered into option agreements providing for, among other things, (i) a grant by the stockholders to Qwest of an option to acquire an aggregate of 6,550,354 unregistered shares of Common Stock and (ii) certain restrictions on the sale or other transfer of such shares. These stockholders beneficially owned 41.7% of the shares of Common Stock outstanding as of September 13, 1998. On such date, Qwest and Messrs. Baxter, Brown and Harmolin also entered into voting agreements providing for, among other things, (i) the obligation of such stockholders to vote the shares of Common Stock beneficially owned

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by them to  approve  the Merger  Agreement  and the  merger  and  against  other business combination transactions involving the registrant and to grant to Qwest an irrevocable proxy in connection therewith and (ii) certain restrictions on the sale or other transfer of such shares of Common Stock. The form of the option agreement and the voting agreement is attached as Exhibit A and Exhibit B, respectively, to the Merger Agreement, and each is incorporated by reference herein.

         Pursuant to the Merger Agreement, Qwest also committed to lend to the registrant up to $15,000,000 in the aggregate, subject to the execution of definitive loan and security documentation, as soon as practicable but in no event later than October 7, 1998, in form and substance satisfactory to the registrant and Qwest. The date of initial availability under the credit facility will be January 31, 1999. The proceeds that the registrant receives from Qwest pursuant to the credit facility may be applied to (i) repay the indebtedness outstanding under the registrant's other credit facilities, (ii) pay certain other indebtedness, (iii) acquire equipment and (iv) pay general corporate expenses. The maturity date of amounts due to Qwest will be January 31, 2000. The terms and conditions of loan are attached as Exhibit D to the Merger Agreement and is incorporated by reference herein.

         In consideration of the commitment by Qwest to make the credit facility available to the registrant, the registrant issued warrants to Qwest to purchase 750,000 shares of Common Stock, each share exercisable at $12.00 per share for 10 years, with registration rights granted pursuant to a registration rights agreement. The form of the warrants and the registration rights agreement is attached as Exhibit E and Exhibit F, respectively, to the Merger Agreement, and each is incorporated by reference herein.

         Also pursuant to the Merger Agreement September 13, 1998, the registrant entered into a private line services agreement and related master collocation license agreement for the use of certain of Qwest's communications-related facilities.

         The foregoing descriptions of the option agreements, the voting agreements, the credit facility, and the warrants and the related registration rights are not complete and are qualified by reference to the Merger Agreement and its exhibits incorporated by reference herein.

         This report contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by the words "believe," "expect," "intend," "estimate" and similar expressions. Those statements appear in this report and include statements regarding the intent, belief or current expectation of the registrant or its directors or officers with respect to, among other things, trends affecting the registrant's financial conditions and results of operations and the registrant's business and growth strategies. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from those projected, expressed or implied in the forward-looking statements as a result of various factors (such factors are referred to herein as "Cautionary Statements"), including but not limited to the following: (i) the registrant's limited operating history and history of negative cash flow and operating losses, (ii) potential fluctuations in the registrant's

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quarterly operating results,  (iii) the registrant's  concentration of revenues,
(iv) challenges facing the registrant as it experiences rapid growth and (v) the registrant's dependence on a limited number of suppliers. Any forward-looking statements contained herein speak only as of the date of this report, and the registrant cautions potential investors not to place undue reliance on such statements. The registrant undertakes no obligation to update or revise any forward-looking statements. All subsequent written or oral forward-looking statements attributable to the registrant or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


      Exhibit
        No.                            Description
      -------                          -----------


        2.1 Agreement and Plan of Merger dated as of September 13, 1998, among the registrant, Qwest and Qwest 1998-I Acquisition Corp., a Delaware corporation

      99.1          Press release of the registrant dated September 14, 1998


                                       -4-

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 15, 1998

                                          ICON CMT CORP.


                                          By:   /s/ Kenneth J. Hall
                                                --------------------------------
                                                    Kenneth J. Hall
                                                 Senior Vice President, Chief
                                                 Financial Officer and Treasurer


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


                                  EXHIBIT INDEX



      Exhibit
        No.                          Description
      -------                        ------------


        2.1 Agreement and Plan of Merger dated as of September 13, 1998, among the registrant, Qwest and Qwest 1998-I Acquisition Corp., a Delaware corporation

       99.1         Press release of the registrant dated September 14, 1998


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